Exhibit 99.2 Parker Hannifin Corporation 4th Quarter & Fiscal Year 2019 Earnings Release August 1, 2019

Forward-Looking Statements Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of changes in tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof on future performance and earnings projections may impact the company’s tax calculations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. The risks and uncertainties in connection with forward-looking statements related to the proposed transactions between LORD Corporation, Exotic Metals Forming Company LLC and the company include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transactions; the possibility of non-consummation of the proposed transactions and termination of the LORD merger agreement or Exotic share purchase agreement; the failure to satisfy any of the conditions to the proposed transactions set forth in the acquisition agreements; the possibility that a governmental entity may prohibit the consummation of the proposed transactions or may delay or refuse to grant a necessary regulatory approval in connection with the proposed transactions, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transactions or cause the parties to abandon the proposed transactions; adverse effects on Parker’s common stock because of the failure to complete the proposed transactions; Parker’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transactions. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR, LORD Corporation or Exotic; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law. 2

Non-GAAP Financial Measures This presentation contains references to non-GAAP financial information including (a) sales amounts reported in accordance with U.S. GAAP reconciled to organic sales, which are sales amounts adjusted to remove the effects of divestitures and the effects of currency exchange rates, (b) earnings per share for the fourth quarter 2019 without the effect of business realignment charges, CLARCOR costs to achieve, and LORD acquisition and integration costs; (c) earnings per share for the fourth quarter 2018 without the effect of business realignment charges, CLARCOR costs to achieve, loss on the sale and write down of assets, net, and U.S. Tax Reform one-time impact, net; (d) earnings per share for fiscal year 2019 without the effect of business realignment charges, CLARCOR costs to achieve, LORD acquisition and integration costs, and U.S. Tax Reform one-time impact, net; (e) earnings per share for fiscal year 2018 without the effect of business realignment charges, CLARCOR costs to achieve, Loss on sale and write-down of assets and U.S. Tax Reform one-time impact, net; (f) the effect of business realignment charges on forecasted earnings from continuing operations per share; (g) cash flows from operations without the effect of discretionary pension contributions; and (h) adjusted segment operating margins. The effects of business realignment charges, CLARCOR costs to achieve, LORD acquisition and integration costs, loss on the sale and write down of assets, net, U.S. Tax Reform expense, net and discretionary pension contributions are removed to allow investors and the company to meaningfully evaluate changes in earnings per share and cash flows from operations on a comparable basis from period to period. This press release also contains references to EBITDA, adjusted EBITDA; EBITDA margin and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment charges, CLARCOR costs to achieve, and LORD acquisition and integration costs. Free cash flow is defined as cash flow from operations less capital expenditures plus discretionary pension contributions. Although EBITDA, Adjusted EBITDA; EBITDA margin are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the results of this quarter versus the prior period. Free cash flow allows management to measure cash flow efficiency and working capital management. Please visit www.PHstock.com for more information 3

Agenda • Chairman & CEO Comments • Results & Outlook • Questions & Answers 4

Chairman & CEO Comments . Strong Fourth Quarter – Record Year . Parker Transformation Continues . Significantly Improved Total Segment Operating Margin and EBITDA Margin Over 5 Years . Strong Cash Flow and Better Performance on EPS and Margins Over the Cycle . Acquisitions to Improve Portfolio and Performance . Win Strategy and Capital Deployment - Higher Growth, Margins and Cash Best-in-Class Company 5

Parker’s Competitive Differentiators . The Win Strategy™ . Decentralized business model . Technology breadth & interconnectivity . Engineered products with intellectual property . Long product life cycles . Balanced OEM vs. aftermarket . Low capital investment requirements . Great generators and deployers of cash over the cycle 6

Highlights of Quarter and FY19 Results Strong Performance - 4th Quarter Fiscal 2019 . Safety – 24% reduction in incidents - high performance teams driving results . All-time quarterly record for total segment operating margin at 17.4% . All-time quarterly records for net income and EPS . Industrial international segment operating margin - fourth quarter record Record Year - Fiscal 2019 . All-time records for sales, total segment operating margin, net income, EPS and operating cash flow . Adjusted EBITDA Margin 18.2% . Achieved 17.0% total segment operating margin, a year ahead of original target . Record $1.7 billion in operating cash flow, 12.1% operating cash to sales . Repurchased $800 million in shares; $600 million discretionary . Strategic, transformative, accretive LORD and Exotic Metals acquisitions announced 7

Diluted Earnings Per Share 4th Quarter & Fiscal Year 2019 As Reported EPS Adjusted EPS 14% Increase $11.48 $11.85 $10.42 $7.83 3% Increase $3.17 $3.31 $3.22 $2.62 FY19 Q4 FY18 Q4 FY19 FY18 FY19 Q4¹ FY18 Q4² FY19³ FY18² 1 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, LORD Acquisition and Integration Costs, Tax Expense Related to U.S. Tax Reform 2 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Loss on Sale and Writedown of Assets, net, and U.S. Tax Reform Impact, net 8 3 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, LORD Acquisition and Integration Costs, Tax Expense Related to U.S. Tax Reform

Influences on Adjusted Earnings Per Share 4th Quarter FY2019 vs. FY2018 $0.11 ($0.12) $0.06 $0.04 $3.31 $3.22 FY18 Q4 Corporate G&A Income Tax Average Segment FY19 Q4 Adjusted EPS¹ Interest Expense Expense Shares Operating Adjusted EPS² Other Expense Income 1 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Loss on Sale and Writedown of Assets, net and U.S. Tax Reform Impact, net 2 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, LORD Acquisition and Integration Costs 9

Influences on Adjusted Earnings Per Share Full Year FY2019 vs. FY2018 $0.31 $0.19 $0.14 $0.79 $11.85 $10.42 FY18 Segment Interest Income Tax Average FY19 Adjusted EPS¹ Operating Expense Expense Shares Adjusted EPS² Income 1 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Loss on Sale and Writedown of Assets, net, and U.S. Tax Reform Impact, net 2 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, U.S. Tax Reform Impact, net, LORD Acquisition and 10 Integration Costs

Sales & Segment Operating Margin Total Parker $ in millions 4th Quarter Full Year % % FY2019 Change FY2018 FY2019 Change FY2018 Sales As Reported $ 3,681 (3.6)% $ 3,816 $ 14,320 0.1% $ 14,302 Divestitures - - % (52) (0.4)% Currency (64) (1.7)% (305) (2.1)% Organic Sales $ 3,745 (1.9)% $ 14,677 2.6% % of % of % of FY2019 Sales FY2018 Sales FY2019 Sales FY2018 % of Sales Segment Operating Margin As Reported $ 641 17.4% $ 644 16.9% $ 2,431 17.0% $ 2,239 15.7 % Business Realignment 6 18 16 46 CLARCOR Costs to Achieve 1 8 12 37 LORD Integration Costs 1 - 1 - Adjusted $ 649 17.6% $ 670 17.5% $ 2,460 17.2% $ 2,322 16.2% 11

Sales & Segment Operating Margin Diversified Industrial North America $ in millions 4th Quarter Full Year % % FY2019 Change FY2018 FY2019 Change FY2018 Sales As Reported $ 1,745 (3.3)% $ 1,805 $ 6,809 1.2% $ 6,727 Divestitures - - % (21) (0.3)% Currency (2) (0.1)% (17) (0.3)% Organic Sales $ 1,747 (3.2)% $ 6,847 1.8% % of % of % of FY2019 Sales FY2018 Sales FY2019 Sales FY2018 % of Sales Segment Operating Margin As Reported $ 318 18.2% $ 313 17.4% $ 1,139 16.7% $ 1,076 16.0 % Business Realignment 2 3 4 9 CLARCOR Costs to Achieve 1 6 8 29 LORD Integration Costs 1 - 1 - Adjusted $ 322 18.4% $ 322 17.8% $ 1,152 16.9% $ 1,114 16.6% 12

Sales & Segment Operating Margin Diversified Industrial International $ in millions 4th Quarter Full Year % % FY2019 Change FY2018 FY2019 Change FY2018 Sales As Reported $ 1,258 (8.6)% $ 1,376 $ 5,001 (4.9)% $ 5,259 Divestitures - - % (31) (0.6)% Currency (62) (4.5)% (284) (5.4)% Organic Sales $ 1,320 (4.1)% $ 5,316 1.1% % of % of % of FY2019 Sales FY2018 Sales FY2019 Sales FY2018 % of Sales Segment Operating Margin As Reported $ 201 16.0% $ 203 14.8% $ 805 16.1% $ 765 14.5 % Business Realignment 5 16 11 34 CLARCOR Costs to Achieve 0 2 4 8 Adjusted $ 206 16.4% $ 221 16.1% $ 820 16.4% $ 807 15.3% 13

Sales & Segment Operating Margin Aerospace Systems $ in millions 4th Quarter Full Year % % FY2019 Change FY2018 FY2019 Change FY2018 Sales As Reported $ 678 6.5% $ 636 $ 2,511 8.4% $ 2,316 Currency (0) 0.0% (2) (0.1)% Organic Sales $ 678 6.5% $ 2,513 8.5% % of % of % of FY2019 Sales FY2018 Sales FY2019 Sales FY2018 % of Sales Segment Operating Margin As Reported $ 122 17.9% $ 127 19.9% $ 488 19.4% $ 398 17.2 % Business Realignment - 0 - 3 Adjusted $ 122 17.9% $ 127 19.9% $ 488 19.4% $ 401 17.3% 14

FY2019 Guidance Reconciliation of Q4 Beat $0.16 $0.02 $0.01 $0.06 $11.85 $11.60 FY19 Guidance Segment Corporate G&A Income Tax Average FY19 Adjusted EPS Operating Interest Expense Expense Shares Adjusted at Midpoint¹ Income Other Expense EPS² 1 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, and U.S. Tax Reform Impact 2 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, U.S. Tax Reform Impact, LORD Acquisition and Integration Costs 15

Cash Flow from Operating Activities Full Year FY2019 vs. FY2018 2,000 As Reported Cash Flow 2,000 Adjusted Cash Flow $1,930 1,800 1,800 $1,730 1,600 1,600 $1,597 $1,597 1,400 1,400 1,200 1,200 1,000 1,000 800 800 FY19 FY18 FY19¹ FY18 $ Millions Full Year FY 2019 % of Sales FY 2018 % of Sales As Reported Cash Flow From Operating Activities $ 1,730 12.1% $ 1,597 11.2% Discretionary Pension Plan Contribution 200 - Adjusted Cash Flow From Operating Activities $ 1,930 13.5% $ 1,597 11.2% 1 Adjusted for Discretionary Pension Plan Contribution 16

Free Cash Flow Conversion Free Cash Flow / Net Income 250% 18 Consecutive years with 100%+ FCF conversion 200% 150% 100% 50% 0% * Free Cash Flow = Cash Provided by Operating Activities - Capital Expenditures + Discretionary Pension Contribution 17

Order Rates Jun 2019 Mar 2019 Jun 2018 Mar 2018 Total Parker - 3% - 4% + 8% + 11 % Diversified Industrial North America - 4% - 6% + 9% + 11 % Diversified Industrial International - 8% - 4% + 5% + 8 % Aerospace Systems + 10% + 2% + 10% + 17 % Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average 18

FY2020 Guidance EPS Midpoint: $11.78 As Reported, $11.90 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America (2.8)% - 0.2% Diversified Industrial International (6.2)% - (3.2)% Aerospace Systems 3.0% - 5.6% Total Parker (3.0)% - 0.0% Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 16.8% - 17.2% 16.9% - 17.3% Diversified Industrial International 15.4% - 15.9% 15.7% - 16.2% Aerospace Systems 20.4% - 21.0% 20.4% - 21.0% Total Parker 17.0% - 17.5% 17.2% - 17.6% Below the Line Items As Reported Corporate General & Administrative Expense, Interest and Other $ 438 M Tax Rate As Reported Full Year 23% Shares Diluted Shares Outstanding 130.4 M Earnings Per Share As Reported Adjusted¹ Range $11.38 - $12.18 $11.50 - $12.30 1 Expected FY20 Adjusted Segment Operating Margins and Expected Adjusted Earnings Per Share exclude FY20 Business Realignment Charges of $20M 19

FY2020 Guidance FY20 Guidance vs FY19 Actual $0.13 ($0.04) $0.55 ($0.30) ($0.36) $0.07 $11.85 $11.90 FY19 Corporate G&A Other Average Segment Income Tax Interest FY20 Guidance Adjusted EPS¹ Expense Shares Operating Expense Expense Adjusted EPS (Income) Income at Midpoint² 1 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Tax Expense Related to U.S. Tax Reform and LORD Acquisition and Integration Costs 2 Adjusted for Business Realignment Charges 20

Key Takeaways . Great results, continued progress . Anticipating record earnings in FY20 . Two overarching themes: . Top quartile performance, best-in-class company . Great generators/deployers of cash . Bright future ahead - The Win Strategy is working well Thanks to our Global Team 21

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Appendix . Consolidated Statement of Income . Adjusted Amounts Reconciliation . Reconciliation of EPS . Business Segment Information . Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin . Reconciliation of EBITDA to Adjusted EBITDA . Consolidated Balance Sheet . Consolidated Statement of Cash Flows . Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations . Reconciliation of Free Cash Flow Conversion . Reconciliation of Forecasted EPS . Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands except per share amounts) 2019 2018 2019 2018 Net sales $ 3,681,467 $ 3,817,477 $ 14,320,324 $ 14,302,392 Cost of sales 2,739,578 2,830,198 10,703,484 10,737,745 Selling, general and administrative expenses 391,493 418,210 1,543,939 1,639,989 Interest expense 50,072 53,040 190,138 213,873 Other (income) expense, net (13,024) 18,102 (50,662) 8,508 Income before income taxes 513,348 497,927 1,933,425 1,702,277 Income taxes 99,610 144,599 420,494 640,962 Net income 413,738 353,328 1,512,931 1,061,315 Less: Noncontrolling interests 70 72 567 514 Net income attributable to common shareholders $ 413,668 $ 353,256 $ 1,512,364 $ 1,060,801 Earnings per share attributable to common shareholders: Basic earnings per share $ 3.22 $ 2.66 $ 11.63 $ 7.98 Diluted earnings per share $ 3.17 $ 2.62 $ 11.48 $ 7.83 Average shares outstanding during period - Basic 128,561,494 132,696,489 129,997,639 133,004,613 Average shares outstanding during period - Diluted 130,460,247 135,001,851 131,781,616 135,426,834 CASH DIVIDENDS PER COMMON SHARE (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Amounts in dollars) 2019 2018 2019 2018 Cash dividends per common share $ 0.88 $ 0.76 $ 3.16 $ 2.74 24

Adjusted Amounts Reconciliation FY19Q4

(Amounts in thousands, except per share data)
(Unaudited)

FOURTH QUARTER FY 2019

	As Reported June 30, 2019	Business Realignment Charges	Clarcor Costs to Achieve	LORD Acquisition and Integration Costs	**Adjusted June 30, 2019**
Net sales	$ 3,681,467	$ -	$ -	$ -	**$ 3,681,467**
Cost of sales	2,739,578	3,576	202	-	**2,735,800**
Selling, general and administrative expenses	391,493	2,643	870	17,146	**370,834**
Interest expense	50,072	-	-	-	**50,072**
Other (income), net	(13,024)	174	(144)	-	**(13,054)**
Income before income taxes	513,348	(6,393)	(928)	(17,146)	**537,815**
Income taxes	99,610	1,477	214	3,961	**105,262**
Net income	413,738	(4,916)	(714)	(13,185)	**432,553**
Less: Noncontrolling interests	70	-	-	-	**70**
Net income attributable to common shareholders	$ 413,668	$ (4,916)	$ (714)	$ (13,185)	**$ 432,483**
EPS attributable to common shareholders:					
Diluted earnings per share	$ 3.17	$ (0.04)	$ -	$ (0.10)	**$ 3.31**

FOURTH QUARTER FY 2019

	As Reported June 30, 2019	Business Realignment Charges	Clarcor Costs to Achieve	LORD Acquisition and Integration Costs	**Adjusted June 30, 2019**
Segment Operating Income					
Diversified Industrial:					
North America	$ 318,175	$ 1,579	$ 906	$ 912	**$ 321,572**
International	201,004	4,640	166	-	**205,810**
Aerospace Systems	121,650	-	-	-	**121,650**
Total segment operating income	640,829	(6,219)	(1,072)	(912)	**649,032**
Corporate administration	47,977	-	-	-	**47,977**
Income before interest expense and other	592,852	(6,219)	(1,072)	(912)	**601,055**
Interest expense	50,072	-	-	-	**50,072**
Other (income) expense	29,432	174	(144)	16,234	**13,168**
Income before income taxes	$ 513,348	$ (6,393)	$ (928)	$ (17,146)	**$ 537,815**

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Parker

Adjusted Amounts Reconciliation FY19

(Amounts in thousands, except per share data)
(Unaudited)

	YEAR TO DATE FY 2019					
	As Reported June 30, 2019	Business Realignment Charges	Clarcor Costs to Achieve	Tax Expense Related to U.S. Tax Reform	LORD Acquisition and Integration Costs	**Adjusted June 30, 2019**
Net sales	$ 14,320,324	$ -	$ -	$ -	$ -	**$ 14,320,324**
Cost of sales	10,703,484	8,636	6,014	-	-	**10,688,834**
Selling, general and administrative expenses	1,543,939	6,867	6,313	-	17,146	**1,513,613**
Interest expense	190,138	-	-	-	-	**190,138**
Other (income), net	(50,662)	174	131	-	-	**(50,967)**
Income before income taxes	1,933,425	(15,677)	(12,458)	-	(17,146)	**1,978,706**
Income taxes	420,494	3,667	2,939	(14,485)	3,961	**416,576**
Net income	1,512,931	(12,010)	(9,519)	(14,485)	(13,185)	**1,562,130**
Less: Noncontrolling interests	567	-	-	-	-	**567**
Net income attributable to common shareholders	$ 1,512,364	$ (12,010)	$ (9,519)	$ (14,485)	$ (13,185)	**$ 1,561,563**
EPS attributable to common shareholders:						
Diluted earnings per share	$ 11.48	$ (0.09)	$ (0.07)	$ (0.11)	$ (0.10)	**$ 11.85**

	YEAR TO DATE FY 2019				
	As Reported June 30, 2019	Business Realignment Charges	Clarcor Costs to Achieve	LORD Acquisition and Integration Costs	**Adjusted June 30, 2019**
Segment Operating Income					
Diversified Industrial:					
North America	$ 1,138,586	$ 4,716	$ 8,075	$ 912	**$ 1,152,289**
International	804,890	10,787	4,252	-	**819,929**
Aerospace Systems	487,757	-	-	-	**487,757**
Total segment operating income	2,431,233	(15,503)	(12,327)	(912)	**2,459,975**
Corporate administration	194,994	-	-	-	**194,994**
Income before interest expense and other	2,236,239	(15,503)	(12,327)	(912)	**2,264,981**
Interest expense	190,138	-	-	-	**190,138**
Other expense	112,676	174	131	16,234	**96,137**
Income before income taxes	$ 1,933,425	$ (15,677)	$ (12,458)	$ (17,146)	**$ 1,978,706**

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Parker

Reconciliation of EPS RECONCILIATION OF EARNINGS PER DILUTED SHARE TO ADJUSTED EARNINGS PER DILUTED SHARE (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Amounts in dollars) 2019 2018 2019 2018 Earnings per diluted share $ 3.17 $ 2.62 $ 11.48 $ 7.83 Adjustments: Business realignment charges 0.04 0.10 0.09 0.26 Clarcor costs to achieve - 0.04 0.07 0.20 LORD acquisition and integration costs 0.10 - 0.10 - Loss on sale and writedown of assets, net - 0.39 - 0.41 U.S. Tax Reform one-time impact, net - 0.07 0.11 1.72 Adjusted earnings per diluted share $ 3.31 $ 3.22 $ 11.85 $ 10.42 27

Business Segment Information PARKER HANNIFIN CORPORATION - JUNE 30, 2019 BUSINESS SEGMENT INFORMATION (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands) 2019 2018 2019 2018 Net sales Diversified Industrial: North America $ 1,745,291 $ 1,804,948 $ 6,808,948 $ 6,726,900 International 1,258,288 1,376,118 5,000,599 5,259,793 Aerospace Systems 677,888 636,411 2,510,777 2,315,699 Total net sales $ 3,681,467 $ 3,817,477 $ 14,320,324 $ 14,302,392 Segment operating income Diversified Industrial: North America $ 318,175 $ 313,493 $ 1,138,586 $ 1,076,021 International 201,004 203,340 804,890 765,188 Aerospace Systems 121,650 126,735 487,757 397,970 Total segment operating income 640,829 643,568 2,431,233 2,239,179 Corporate general and administrative expenses 47,977 58,471 194,994 200,901 Income before interest expense and other expense 592,852 585,097 2,236,239 2,038,278 Interest expense 50,072 53,040 190,138 213,873 Other expense 29,432 34,130 112,676 122,128 Income before income taxes $ 513,348 $ 497,927 $ 1,933,425 $ 1,702,277 28

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) June 30, 2019 June 30, 2018 Operating income Operating margin Operating income Operating margin Total segment operating income $ 640,829 17.4% $ 643,568 16.9 % Adjustments: Business realignment charges 6,219 17,843 Clarcor costs to achieve 1,072 8,292 LORD acquisition and integration costs 912 - Adjusted total segment operating income $ 649,032 17.6% $ 669,703 17.5 % Twelve Months Ended Twelve Months Ended June 30, 2019 June 30, 2018 Operating income Operating margin Operating income Operating margin Total segment operating income $ 2,431,233 17.0% $ 2,239,179 15.7 % Adjustments: Business realignment charges 15,503 46,319 Clarcor costs to achieve 12,327 36,676 LORD acquisition and integration costs 912 - Adjusted total segment operating income $ 2,459,975 17.2% $ 2,322,174 16.2% 29

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands) 2019 2018 2019 2018 Net sales $ 3,681,467 $ 3,817,477 $ 14,320,324 $ 14,302,392 Earnings before income taxes $ 513,348 $ 497,927 $ 1,933,425 $ 1,702,277 Depreciation and amortization 105,388 114,769 436,189 466,085 Interest expense 50,072 53,040 190,138 213,873 EBITDA 668,808 665,736 2,559,752 2,382,235 Adjustments: Business realignment charges 6,393 17,843 15,677 46,319 Clarcor costs to achieve 928 8,292 12,458 36,676 LORD acquisition and integration costs 17,146 - 17,146 - Loss on sale and writedown of assets, net - 26,513 - 31,837 Adjusted EBITDA $ 693,275 $ 718,384 $ 2,605,033 $ 2,497,067 EBITDA margin 18.2% 17.4% 17.9% 16.7 % Adjusted EBITDA margin 18.8% 18.8% 18.2% 17.5% 30

Consolidated Balance Sheet (Unaudited) June 30, June 30, (Dollars in thousands) 2019 2018 Assets Current assets: Cash and cash equivalents $ 3,219,767 $ 822,137 Marketable securities and other investments 150,931 32,995 Trade accounts receivable, net 2,131,054 2,145,517 Non-trade and notes receivable 310,708 328,399 Inventories 1,678,132 1,621,304 Prepaid expenses and other 182,494 134,886 Total current assets 7,673,086 5,085,238 Plant and equipment, net 1,768,287 1,856,237 Deferred income taxes 150,462 57,623 Goodwill 5,453,805 5,504,420 Intangible assets, net 1,783,277 2,015,520 Other assets 747,773 801,049 Total assets $ 17,576,690 $ 15,320,087 Liabilities and equity Current liabilities: Notes payable $ 587,014 $ 638,466 Accounts payable 1,413,155 1,430,306 Accrued liabilities 984,292 929,833 Accrued domestic and foreign taxes 167,312 198,878 Total current liabilities 3,151,773 3,197,483 Long-term debt 6,520,831 4,318,559 Pensions and other postretirement benefits 1,304,379 1,177,605 Deferred income taxes 193,066 234,858 Other liabilities 438,489 526,089 Shareholders' equity 5,961,969 5,859,866 Noncontrolling interests 6,183 5,627 31 Total liabilities and equity $ 17,576,690 $ 15,320,087

Consolidated Statement of Cash Flows (Unaudited) Twelve Months Ended June 30, (Dollars in thousands) 2019 2018 Cash flows from operating activities: Net income $ 1,512,931 $ 1,061,315 Depreciation and amortization 436,189 466,085 Stock incentive plan compensation 104,078 118,831 Loss on sale of businesses 5,854 19,666 Loss (gain) on plant and equipment and intangible assets 5,091 (24,422) Loss (gain) on sale of marketable securities 7,563 (2) (Gain) loss on investments (16,749) 41,219 Net change in receivables, inventories and trade payables (61,762) (268,280) Net change in other assets and liabilities (301,480) 216,416 Other, net 38,425 (34,128) Net cash provided by operating activities 1,730,140 1,596,700 Cash flows from investing activities: Acquisitions (net of cash of $690 in 2019) (2,042) - Capital expenditures (195,089) (247,667) Proceeds from sale of plant and equipment 46,592 81,881 Proceeds from sale of businesses 19,678 177,741 Purchases of marketable securities and other investments (181,780) (80,607) Maturities and sales of marketable securities and other investments 74,908 83,905 Other 19,223 8,424 Net cash (used in) provided by investing activities (218,510) 23,677 Cash flows from financing activities: Net payments for common stock activity (857,577) (377,359) Net proceeds from (payments for) debt 2,172,351 (939,325) Dividends (412,468) (365,288) Net cash provided by (used in) financing activities 902,306 (1,681,972) Effect of exchange rate changes on cash (16,306) (1,154) Net increase (decrease) in cash and cash equivalents 2,397,630 (62,749) Cash and cash equivalents at beginning of period 822,137 884,886 32 Cash and cash equivalents at end of period $ 3,219,767 $ 822,137

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations (Unaudited) Twelve Months Ended Twelve Months Ended (Dollars in thousands) June 30, 2019 Percent of sales June 30, 2018 Percent of sales As reported cash flow from operations $ 1,730,140 12.1% $ 1,596,700 11.2 % Discretionary pension contribution 200,000 - Adjusted cash flow from operations $ 1,930,140 13.5% $ 1,596,700 11.2% 33

Reconciliation of Free Cash Flow Conversion (Unaudited) Twelve Months Ended (Dollars in thousands) June 30, 2019 Net income $ 1,512,931 Cash flow from operations $ 1,730,140 Capital Expenditures (195,089) Discretionary pension contribution 200,000 Free cash flow $ 1,735,051 Free cash flow conversion (free cash flow / net income) 115% 34

Reconciliation of EPS Fiscal Year 2020 Guidance (Unaudited) (Amounts in dollars) Fiscal Year 2020 Forecasted earnings per diluted share $11.38 - $12.18 Adjustments: Business realignment charges 0.12 Adjusted forecasted earnings per diluted share $11.50 - $12.30 35

Supplemental Sales Information Global Technology Platforms Three Months Ended Twelve Months Ended (Unaudited) June 30, June 30, (Dollars in thousands) 2019 2018 2019 2018 Net sales Diversified Industrial: Motion Systems $ 869,190 $ 938,881 $ 3,485,068 $ 3,502,335 Flow and Process Control 1,111,953 1,173,988 4,293,393 4,321,640 Filtration and Engineered Material 1,022,436 1,068,197 4,031,086 4,162,718 Aerospace Systems 677,888 636,411 2,510,777 2,315,699 Total $ 3,681,467 $ 3,817,477 $ 14,320,324 $ 14,302,392 36